Exhibit 99.1

ASCENT CAPITAL GROUP ANNOUNCES
VOLUNTARY DELISTING FROM NASDAQ

ENGLEWOOD, Colo.,  —  July 5, 2019 (GLOBE NEWSWIRE) — As previously announced, on July 3, 2019, Ascent Capital Group, Inc. (“Ascent”) (NASDAQ: ASCMA) has voluntarily notified The Nasdaq Stock Market LLC (“NASDAQ”) of its intent to withdraw its Series A common stock, par value $0.01 per share (the “Series A common stock”), from listing on the NASDAQ Global Select Market. Ascent today announced that it supplemented its initial notice with information regarding the July 1, 2019 deficiency notice described below.

On July 15, 2019, following a ten-day period that commences after Ascent provided notice of its intent to delist to NASDAQ, Ascent intends to file with NASDAQ and the U.S. Securities and Exchange Commission (the “SEC”), a Form 25 relating to the delisting of its Series A common stock.  It is anticipated that the delisting will become effective on July 25, 2019, ten days after the filing date of the Form 25, and its Series A common stock will no longer trade on NASDAQ effective on such date.  Ascent expects its Series A common stock to be quoted and traded on the OTC Markets promptly after the effectiveness of the delisting from NASDAQ, although it cannot assure that this will be the case.

Ascent does not expect the NASDAQ delisting or SEC deregistration to adversely affect Ascent’s business operations or the pending restructuring of its wholly owned subsidiary, Monitronics International, Inc. (“Monitronics”) under Chapter 11 of the U.S. Bankruptcy Code (the “Chapter 11 Cases”), nor does Ascent believe that the delisting will adversely impact Ascent’s proposed participation in the restructuring of Monitronics, including the proposed merger (the “Merger”) of Ascent into Monitronics.

As previously disclosed, on November 26, 2018, Ascent received notification from the Listing Qualifications Department of NASDAQ that the market value of the publicly held shares (“MVPHS”) of Ascent’s Series A common stock for the last 30 consecutive business days was less than $15 million, which is the minimum market value of publicly held shares (the “MVPHS Requirement”) necessary to qualify for continued listing on the Nasdaq Global Select Market under NASDAQ Listing Rule 5450(b)(3)(C). The letter further indicated that Ascent had a grace period through May 28, 2019 to regain compliance with the MVPHS Requirement.  Because Ascent did not regain compliance with the MVPHS Requirement before the grace period expired, it received a letter from NASDAQ on May 29, 2019, that Ascent’s Series A common stock would be delisted, absent an appeal by Ascent to stay the delisting.

Ascent originally intended to appeal NASDAQ’s determination to delist Ascent’s Series A common stock at a hearing scheduled for August 1, 2019 (the “August Hearing”), and Ascent’s management and Board of Directors (the “Board”) assessed possible actions to regain compliance with the MVPHS Requirement, and carefully reviewed and considered a number of factors, including Ascent’s current financial condition and the pendency of the restructuring of its wholly-owned subsidiary, Monitronics.  Following such assessments, the Board, with the support and recommendation of Ascent’s management, has concluded that the significant expenditures of time and resources necessary to regain compliance with the MVPHS Requirement and to prepare for the August Hearing, when considered together with the tenuous uncertainty of Ascent’s ability to present a plan satisfactory to NASDAQ for regaining compliance, would not be in the best interests of Ascent’s stockholders and that all such resources could be better focused on Monitronics’ pending restructuring.  For such reasons, the Board has determined to voluntarily delist the Series A common stock from NASDAQ.

Shares of Ascent’s Series B common stock are currently quoted on the OTC Markets under the symbol “ASCMB,” where Ascent expects they will remain quoted.

On July 1, 2019, Ascent received a written notice from NASDAQ notifying Ascent that the NASDAQ staff reviewed the July 1, 2019 press release in which Monitronics announced the filing of the Chapter 11 Cases and the proposed Merger concurrent with the completion of the restructuring of Monitronics, and determined, pursuant to NASDAQ’s discretionary authority under Listing Rule 5101, that the continued listing of Ascent’s Series A common stock was unwarranted and that this matter also serves as a basis for delisting the Series A common stock.

The deficiency notice states that the Nasdaq Hearings Panel would consider this matter at the August Hearing and that Ascent should present its views with respect to this additional deficiency at the August Hearing. As discussed above, Ascent has determined that it would be in the best interests of Ascent’s stockholders to focus on Monitronics’ pending restructuring and therefore the Board has determined to voluntarily delist the Series A common stock from NASDAQ.

Forward Looking Statements

This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties and projections of results of operations or of financial condition or forecasts of future events that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “forward” or “continue” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements concerning management’s expectations of plans, strategies, objectives, growth and anticipated financial and operational performance, financial prospects; anticipated sources and uses of capital; the transactions contemplated by the previously announced restructuring support agreement (the “Support Agreement”), including the proposed merger of Ascent and Monitronics (the “proposed merger”) and the restructuring of Monitronics, including the expected benefits of these transactions, quotation of Monitronics common stock on the OTC Markets following the restructuring and proposed merger, the delisting of Ascent’s Series A common stock from the NASDAQ, quotation of Ascent’s common stock on the OTC Markets, business strategies, anticipated sources and uses of capital, future financial prospects and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, risks related to the voluntary NASDAQ delisting and SEC deregistration, the inability to complete the proposed merger due to the failure to obtain the requisite approvals or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger, the bankruptcy plan of Monitronics, or the restructuring; risks related to disruption of management’s attention from ongoing business operations due to the proposed merger, the Chapter 11 Cases filed by Monitronics and its domestic subsidiaries or the restructuring; and the effects of future litigation, including litigation relating to the proposed merger, the Chapter 11 Cases or the restructuring. Forward-looking statements can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. These forward-looking statements speak only as of the date of this communication, and Ascent and Monitronics expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Ascent’s or Monitronics’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Ascent and Monitronics, including the most recent Forms 10-K and 10-Q for additional information about Ascent and Monitronics and about the risks and uncertainties related to Ascent’s and Monitronics’ respective business which may affect the statements made in this communication.

Additional Information

Nothing in this communication shall constitute a solicitation to buy or an offer to sell any securities of Ascent or Monitronics. Ascent stockholders and other investors are urged to read the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 regarding the proposed merger of Ascent and Monitronics and any other relevant documents that have been filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed merger and the transactions contemplated by the Support Agreement. Copies of Ascent’s and Monitronics’ SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein will also be available, without charge, by directing a request to Monitronics International, Inc., 1990 Wittington Place, Farmers Branch, TX, Telephone: (972) 243-7443, or to Ascent Capital Group, Inc., 5251 DTC Parkway. Suite 1000, Greenwood Village, CO 80111, Telephone: (303) 628-5600.

Participants in the Solicitation

The directors and executive officers of Ascent and Monitronics and other persons may be deemed to be participants in the solicitation of proxies in respect of any proposals relating to the proposed merger of Ascent and Monitronics. Information regarding the directors and executive officers of Ascent is available in Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2018, which has been filed with the SEC, and certain of its Current Reports on Form 8-K. Information regarding the directors and executive officers of Monitronics is set forth in the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 that has been filed with the SEC regarding the proposed merger and other transactions contemplated by the Support Agreement.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the proxy materials regarding the foregoing filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

About Ascent and Monitronics

Ascent Capital Group, Inc. (Nasdaq: ASCMA) is a holding company whose primary subsidiary is Monitronics, one of the largest home security and alarm monitoring companies in the U.S. Headquartered in the Dallas-Fort Worth area, Monitronics secures approximately 900,000 residential and commercial customers through highly responsive, simple security solutions backed by expertly trained professionals. The company has the nation’s largest network of independent authorized dealers — providing products and support to customers in the U.S., Canada and Puerto Rico — as well as direct-to-consumer sales of DIY and professionally installed products. For more information on Ascent, see http://ir.ascentcapitalgroupinc.com.

Investor Contact

Erica Bartsch

Sloane & Company

212-486-9500

ebartsch@sloanepr.com

Media Contact

Sarah Rosselet

FTI Consulting Inc.

312-428-2638

Sarah.Rosselet@fticonsulting.com